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                                                                   EXHIBIT 10(f)

                CONVERSION OF DIRECTORS' VESTED PENSION BENEFIT
                            INTO DEFERRED STOCK UNITS
                         (As Amended November 19, 1998)

* THE PRESENT VALUE OF VESTED PENSION BENEFIT AS OF 12/31/96 WILL BE CALCULATED BY HEWITT ASSOCIATES BASED ON INFORMATION PROVIDED BY GILLETTE. A STATEMENT THE PRESENT VALUE AND ASSUMPTIONS WILL BE PROVIDED TO EACH DIRECTOR AT THE NOVEMBER 21, 1996, BOARD MEETING.

* THE NUMBER OF FULL AND PARTIAL DEFERRED STOCK UNITS (DSUs) SHALL BE CALCULATED BY DIVIDING THE PRESENT VALUE OF THE VESTED PENSION BENEFIT BY THE AVERAGE OF THE HIGH AND LOW STOCK PRICES AS REPORTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX FOR THE LAST TRADING DAY OF THE MONTHS OF JULY THROUGH DECEMBER, 1996. THE NUMBER OF DSUs SHALL BE ROUNDED TO THE NEAREST THOUSANDTH.

* FOR ACTIVE DIRECTORS, DEFERRED STOCK UNITS WILL ACCRUE ADDITIONAL DSUs FROM DIVIDENDS.

* THE NUMBER OF ADDITIONAL DSUs FROM DIVIDENDS WILL BE CALCULATED EACH QUARTER BY DIVIDING THE AMOUNT OF THE DIVIDEND (THE NUMBER OF DSUs CREDITED TO THE DIRECTORS' ACCOUNTS ON THE DIVIDEND RECORD DATE MULTIPLIED BY THE DIVIDEND RATE) BY THE FAIR MARKET VALUE (FMV) OF GILLETTE STOCK ON THE DIVIDEND PAYMENT DATE. THE FMV SHALL BE CALCULATED BASED UPON THE AVERAGE OF THE HIGH AND LOW PRICES FOR GILLETTE STOCK AS REPORTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX FOR THE DIVIDEND PAYMENT DATE.

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*    WHEN A DIRECTOR RETIRES, THE DEFERRED STOCK UNIT ACCOUNT WILL BE CONVERTED
     INTO A FIXED AMOUNT CALCULATED BY MULTIPLYING THE TOTAL NUMBER OF DSUs BY THE FAIR MARKET VALUE OF GILLETTE STOCK BASED ON THE AVERAGE OF THE HIGH AND LOW STOCK PRICES AS REPORTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX FOR THE 20 TRADING DAYS PRECEDING THE RETIREMENT DATE.


* FROM THE RETIREMENT DATE THROUGH THE DATE OF PAYOUT, THE CASH VALUE WILL ACCRUE INTEREST AT AN INTEREST RATE EQUIVALENT TO THE AVERAGE YIELD ON 10-YEAR U.S. TREASURY BILLS ON THE FIRST TRADING DAY OF EACH CALENDAR YEAR. THE RATE WILL BE ADJUSTED ANNUALLY.

* THIS CONVERSION WILL BE AUTOMATIC FOR ALL OUTSIDE DIRECTORS WHO HAVE NOT ATTAINED AGE 65 AS OF THE DATE OF CONVERSION WHETHER OR NOT THEY ARE VESTED UNDER THE CURRENT PLAN. THOSE DIRECTORS WHO ARE NOT YET VESTED WILL BECOME FULLY VESTED AS OF DECEMBER 31, 1996.

* FOR THOSE DIRECTORS WHO HAVE ATTAINED AGE 65 AS OF THE CONVERSION DATE, A ONE TIME ELECTION MAY BE MADE BY DECEMBER 15, 1996 TO CONVERT THE PRESENT VALUE OF VESTED PENSION BENEFITS INTO DEFERRED STOCK UNITS (DSUs).

* IF A DIRECTOR DOES NOT CHOOSE TO CONVERT THE PRESENT VALUE OF THE VESTED PENSION BENEFIT TO DEFERRED STOCK UNITS, THEN THE PENSION BENEFIT IS FROZEN AS OF DECEMBER 31, 1996, AND WILL BE PAID OUT UNDER THE TERMS OF THE CURRENT RETIREMENT PLAN FOR DIRECTORS. NO CREDIT FOR FUTURE SERVICE WILL BE GIVEN AND THE ANNUAL PENSION


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     BENEFIT PAYMENT WILL BE $28,000, REGARDLESS OF FUTURE INCREASES IN THE
     AMOUNT OF THE BOARD RETAINER.

* DIRECTORS PARTICIPATING IN THIS PLAN MUST ELECT BY DECEMBER 15, 1996, HOW THEY WISH TO RECEIVE PAYMENT OF THE CONVERTED AMOUNTS AFTER RETIREMENT OR IN THE EVENT OF A CHANGE IN CONTROL. THE PAYMENTS MAY BE MADE IN UP TO 10 APPROXIMATELY EQUAL ANNUAL INSTALLMENTS WITH PAYMENTS BEGINNING WITHIN 30 DAYS FOLLOWING RETIREMENT.

* UPON THE DEATH OF A DIRECTOR, ANY UNPAID AMOUNTS WILL BE PAID IN A LUMP SUM TO THE BENEFICIARY DESIGNATED BY THE DIRECTOR. IF THE DESIGNATED BENEFICIARY DOES NOT SURVIVE THE DIRECTOR, OR THE IF THE DIRECTOR DOES NOT DESIGNATE A BENEFICIARY, ANY REMAINING UNPAID AMOUNTS WILL BE PAID IN A SINGLE LUMP SUM TO THE ESTATE OF THE DIRECTOR. A DIRECTOR MAY DESIGNATE OR CHANGE A BENEFICIARY AT ANY TIME BY COMPLETING AND DELIVERING TO THE COMPANY A BENEFICIARY DESIGNATION FORM.

* THIS ACCOUNT WILL BE SEPARATE FROM ANY OTHER DEFERRED STOCK UNIT ACCOUNT WHICH THE DIRECTOR MAY HAVE. ANNUAL ACCOUNT STATEMENTS WILL BE PROVIDED TO THE DIRECTORS.

* FOR THOSE RETIRED DIRECTORS CURRENTLY RECEIVING A RETIREMENT BENEFIT, THE PROVISIONS OF THE RETIREMENT PLAN FOR DIRECTORS CONTINUE TO APPLY.